UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2007

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Calibre Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50830 (Commission File Number)	88-0343804 (I.R.S. Employer Identification No.)
1667 K St., NW, Ste. 1230 Washington, DC (Address of Principal Executive Offices)	20006 (Zip Code)
Registrant’s telephone number, including area code: (202) 223-4401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 27, 2007, Mr. Kirwin L. Drouet resigned as a director of Calibre Energy, Inc. (the “Company”). Mr. Drouet served as the Chairman of the Conflicts Committee and the Compensation Committee, and as a member on the Nominating and Governance Committees and Audit of the Board of Directors. Mr. Drouet informed the Company that he was not resigning due to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIBRE ENERGY, INC.

Date: April 2, 2007   By: /s/ Prentis B. Tomlinson, Jr.
Name: Prentis B. Tomlinson, Jr., Chairman, President and CEO